UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 13, 2008

DIGIMARC CORPORATION

(now known as L-1 Secure Credentialing, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	000-28317	94-3342784
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9405 SW Gemini Drive, Beaverton, Oregon 97008

(Address of principal executive offices) (Zip Code)

(503) 469-4800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01          Notice of De-Listing or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Pursuant to the previously announced Amended and Restated Agreement and Plan of Merger, dated as of June 29, 2008 (as amended, the “Merger Agreement”), among L-1 Identity Solutions, Inc., a Delaware corporation (“L-1”), Dolomite Acquisition Co., a Delaware corporation and a wholly-owned subsidiary of L-1 (“Purchaser”), and Digimarc Corporation (“Digimarc”), on August 13, 2008, Purchaser merged with and into Digimarc in a “short-form” merger under Delaware law (the “Merger”). As a result of the Merger, Digimarc (now known as L-1 Secure Credentialing, Inc.) no longer fulfills the numerical listing requirements of the Nasdaq Global Market (“Nasdaq”). Accordingly, on August 14, 2008, Nasdaq will file with the Securities and Exchange Commission a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on Form 25, which will thereby effect the delisting of the common stock, par value $0.001 per share, of Digimarc (the “Shares”) from Nasdaq and the deregistration of the Shares under the Exchange Act.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.1.

Item 3.02          Unregistered Sales of Equity Securities.

On August 13, 2008, in accordance with the terms of the Merger Agreement, L-1 and Purchaser exercised the option (the “Top-Up Option”) to purchase 4,086,734 newly-issued Shares (the “Top-Up Shares”), directly from Digimarc and entered into an option exercise and subscription agreement, dated as of August 13, 2008, by and among L-1, Purchaser and Digimarc (the “Subscription Agreement”). Pursuant to the Subscription Agreement, Purchaser paid the purchase price of $12.25 per Share, the same amount paid for each Share tendered and accepted for payment by Purchaser pursuant to its previously announced tender offer (the “Offer”) to purchase all of the outstanding Shares. Purchaser paid the purchase price for the Top-Up Shares by delivery of a promissory note in favor of Digimarc. The Top-Up Shares, when combined with the Shares purchased in the Offer, were sufficient to give Purchaser aggregate ownership of more than 90% of the outstanding Shares. At the effective time of the Merger, the Top-Up Shares were cancelled. The Top-Up Shares were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration set forth in Section 4(2) of the Securities Act for transactions not involving a public offering.

Item 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the effective time of the Merger, Digimarc’s certificate of incorporation was amended and restated in its entirety. A copy of the certificate of incorporation of Digimarc (now known as L-1 Secure Credentialing, Inc.), as amended and restated pursuant to the Merger, is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Pursuant to the Merger Agreement, at the effective time of the Merger, Digimarc’s bylaws were amended and restated in their entirety. A copy of the bylaws of Digimarc (now known as L-1 Secure Credentialing, Inc.), as amended and restated pursuant to the Merger, is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1

Amended and Restated Agreement and Plan of Merger, dated as of June 29, 2008, by and among L-1 Identity Solutions, Inc., Dolomite Acquisition Co. and Digimarc Corporation (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Digimarc with the SEC on July 3, 2008).

3.1	Third Amended and Restated Certificate of Incorporation of L-1 Secure Credentialing, Inc.

3.2	Second Amended and Restated Bylaws of L-1 Secure Credentialing, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2008	L-1 SECURE CREDENTIALING, INC.
formerly known as Digimarc Corporation

	By:	/s/ ROBERT V. LAPENTA
		Name:	Robert V. LaPenta
		Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1

Amended and Restated Agreement and Plan of Merger, dated as of June 29, 2008, by and among L-1 Identity Solutions, Inc., Dolomite Acquisition Co. and Digimarc Corporation (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Digimarc with the SEC on July 3, 2008).

3.1	Third Amended and Restated Certificate of Incorporation of L-1 Secure Credentialing, Inc.

3.2	Second Amended and Restated Bylaws of L-1 Secure Credentialing, Inc.